भारतीय गैर न्यायिक INDIA NON JUDICIAL

भारत

एक हजार रुपये ONE THOUSAND RUPEES

रु.1000 Rs.1000

सत्यमेव जयते

INDIA

उत्तर प्रदेश UTTAR PRADESH

AH 955466

RENT AGREEMENT

This Rent Agreement is made and executed at NOIDA on this 2nd day of November 2015, between **Mrs. SHARDA MISHRA**, Proprietor of M/S. S.D. International, B – 42, Sector – 2, NOIDA, District – Gautam Budh Nagar, U.P., on the One Part. (hereinafter called the **LESSOR/OWNER**).

AND

M/s. LAKELAND GLOVES AND SAFETY APPAREL PVT. LTD., 303, DLF, South Court, A-1, Saket District Centre, Saket, New Delhi - 110017, through its Authorized Signatory Mr. Anil Thomas, S/o. Sh. Chacko Pothen, R/o Flat C-503, Block – 5, Kailash Dham, Plot E-1, Sector 50, Noida, on the Other Part, (hereinafter called the **TENANT/LESSEE**).

(The expressions and words of the First Party and the Second Party shall mean and include their heirs, successors, nominees, assigns, executors, and administrators, and legal representative respectively).

Whereas the first party is the absolute Owner/Landlord and in possession of the **INDUSTRIAL PLOT/ FACTORY No. B-42, SECTOR – 2, NOIDA, DISTRICT – GAUTAM BUDH NAGAR, U.P.** consisting with GROUND FLOOR which Lessor has agreed to give and Lessee has agreed to take on lease for a period of 11 (eleven) months.

For Lakeland Gloves And Safety Apparel Pvt. Ltd.

भारतीय गैर न्यायिक INDIA NON JUDICIAL

भारत

एक हजार रुपये

ONE THOUSAND RUPEES

रु.1000

Rs.1000

सत्यमेव जयते

INDIA

उत्तर प्रदेश UTTAR PRADESH

AH 955467

02 NOV 2015

For Lakeland Gloves And Safety Apparel Pvt. Ltd.

S. D. International

भारतीय गैर न्यायिक INDIA NON JUDICIAL

भारत

एक हजार रुपये

ONE THOUSAND RUPEES

रु.1000

Rs.1000

सत्यमेव जयते

INDIA

02 NOV 2015

उत्तर प्रदेश UTTAR PRADESH

AH 955468

For Lakeland Gloves And Safety Apparel Pvt. Ltd.

S. D. International

Sharda

भारतीय गैर न्यायिक INDIA NON JUDICIAL

भारत

एक हजार रुपये

ONE THOUSAND RUPEES

रु.1000

Rs.1000

सत्यमेव जयते

INDIA

02 NOV 2015

उत्तर प्रदेश UTTAR PRADESH

AH 955469

For Lakeland Gloves And Safety Apparel Pvt. Ltd.

S. D. International

भारतीय गैर न्यायिक INDIA NON JUDICIAL

भारत

एक हजार रुपये

ONE THOUSAND RUPEES

रु.1000

Rs.1000

सत्यमेव जयते

INDIA

02 NOV 2015

उत्तर प्रदेश UTTAR PRADESH

AH 955470

For Lakeland Gloves And Safety Apparel Pvt. Ltd.

S. D. International

भारतीय गैर न्यायिक INDIA NON JUDICIAL

भारत

एक हजार रुपये

ONE THOUSAND RUPEES

रु.1000

Rs.1000

सत्यमेव जयते

INDIA

02 NOV 2015

उत्तर प्रदेश UTTAR PRADESH

AH 955471

For Lakeland Gloves And Safety Apparel Pvt. Ltd.

S. D. International

भारतीय गैर न्यायिक INDIA NON JUDICIAL

भारत

एक हजार रुपये

ONE THOUSAND RUPEES

रु.1000

Rs.1000

सत्यमेव जयते

INDIA

02 NOV 2015

उत्तर प्रदेश UTTAR PRADESH

AH 955472

For Lakeland Gloves And Safety Apparel Pvt. Ltd.

D. International

भारतीय गैर न्यायिक INDIA NON JUDICIAL

भारत

एक हजार रुपये ONE THOUSAND RUPEES

रु.1000 Rs.1000

सत्यमेव जयते

INDIA

उत्तर प्रदेश UTTAR PRADESH

AH 955473

02 NOV 2015

For Lakeland Gloves And Safety Apparel Pvt. Ltd.

S. D. International

भारतीय गैर न्यायिक INDIA NON JUDICIAL

भारत

एक हजार रुपये

ONE THOUSAND RUPEES

रु.1000

Rs.1000

सत्यमेव जयते

INDIA

02 NOV 2015

उत्तर प्रदेश UTTAR PRADESH

AH 955475

For Lakeland Gloves And Safety Apparel Pvt. Ltd.

S. D. International

भारतीय गैर न्यायिक INDIA NON JUDICIAL

भारत

एक हजार रुपये

ONE THOUSAND RUPEES

रु.1000

Rs.1000

सत्यमेव जयते

INDIA

उत्तर प्रदेश UTTAR PRADESH

AH 955474

For Lakeland Gloves And Safety Apparel Pvt. Ltd.

S. D. International

And whereas on request of Second Party/Lessee the First Party/ Lessor aforesaid has agreed to let out the premises for Industrial Purposes for a period of 11 months and whereas the Second Party has agreed to execute and sign this deed of Rent Agreement / Lease Deed as per terms and conditions mentioned below:-

NOW THIS RENT AGREEMENT WITHNESSETH AS UNDER:-

1- That the monthly rent of the aforesaid premises has been settled between both the parties a sum of Rs. 45,000/- (Rupees Fourty Five Thousand Only) per month, and Rs. 65,000/- (Rupees Sixty Five Thousand Only) as Interest Free Security Deposit. The security deposit will be refunded at the time of vacation of the premises after adjustment of all dues if there is any.

2- That the tenure period/ lease of the said premises will be for 11 months w.e.f from 1st October 2015 to 31st August 2016 it will be depend on mutual consent of both the parties that the said tenure period will extend and/ or will be expire after 11 months.

3- That the second party will pay the fixed rent of the said premises within and before 7th day of English each Calendar Month in advance.

4- That the tenant can not sub-let our said premises on rent to any other without written consent of the first part.

5- That the tenant can not make any addition/ alteration the said property/ premises for any other purposes, for the same the permission will be granted by the first party.

6- That the tenant/ lessee will hand over the vacant physical, peaceful possession of the said premises after the stipulated period.

7- That all taxes shall be paid by the Landlord/ Lessor and the Electricity, Water Charges shall be paid by the Tenant/ Second Party to the concerned authority as per meter.

For Lakeland Gloves And Safety Apparel Pvt. Ltd.

Authorised Signatory

D. International

Authorised Signatory

8- That all liabilities against Sales Tax, Excise, Banks or any other Financial Institution where the Second Party is dealing in there normal course of Business will not be responsibility of the First Party.

9- That if the parties wants to vacant the said premises before the tenure period/ lease period, for the same they can issue a three month notice with Regd. AD/Writing, to each other and can vacant the said premises before the tenure period.

10- That both parties will be bound with the terms and conditions of the rent agreement. That all the minor damages, wears and tears caused to the premises during the tenancy period shall be got repaired by the second party, while the major repairs shall be got done by the first party himself.

11- In case lease period will be extended then the monthly rent shall be increased at the rate of 10% after expiry of every 11 months lease period.

12- That the terms of this lease will be governed as per clause (iii) of Section 21 of U.P. Urban Building Regulation of Letting, Rent and Eviction Act 1977.

IN WITNESSES WHEREOF, both the parties Lessor / Lessee have set their respective hands to this Rent Agreement at NOIDA on this the day, month and the year first above mentioned in the presence of the following witnesses.

WITNESSES:

S. D. International

Authorised Signatory

1. NIRANJAN KUMAR plot No 27 Sai dham II chippiyana G.B.Nagar

(LESSOR / OWNER / FIRST PARTY)

For Lakeland Gloves And Safety Apparel Pvt. Ltd.

Authorised Signatory

2. Saligram Gupta A-63, F1, Shalimar

(LESSEE / TENANT / SECOND PARTY)